UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

                                                                               September 30, 2003
                                                           ---------------------------------------------------------
                                                                   Historical
                                                           -------------------------
                                                              First          Mogel
                                                           Deltavision,    Management    Pro Forma         Pro Forma
                                                               Inc.       Group, Inc.   Adjustments        Combined
                                                           ---------------------------------------         ---------
                        ASSETS

Current assets
      Cash and cash equivalents                             $      --      $      --     $      --         $      --
                                                            --------------------------------------         ---------
          Total current assets                                     --             --            --                --
Due from affilate                                                  --             --            --                --
Deposit                                                            --             --            --                --
Goodwill                                                           --             --        46,040(a)         46,040
Net assets of Mogel Management Group, Inc.                         --             --        13,960(a)         13,960
                                                            --------------------------------------         ---------
      Total assets                                          $      --      $      --     $  60,000         $  60,000
                                                            ======================================         =========
         LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
      Accounts payable                                      $   1,200      $      --     $      --         $   1,200
      Accounts payable - related party                         67,087             --            --            67,087
      Due to officers                                          42,386             --            --            42,386
                                                                                                           ---------
      Notes payable to shareholders                                --             --        60,900(a)         60,900
                                                            --------------------------------------         ---------
          Total current liabilities                           110,673             --        60,900           171,573

Commitments and contingencies                                      --             --            --                --

Stockholders' equity:
      Common stock, $0.001 par value; 50,000,000 shares
          authorized; 1,342,000 shares issued and
          outstanding                                           1,342             --            --             1,342
      Additional paid in capital                              101,269             --            --           101,269
      Deficit accumulated during the development stage       (213,284)            --          (900)(b)      (214,184)
                                                            --------------------------------------         ---------
          Total stockholders' equity                         (110,673)            --          (900)         (111,573)
                                                            --------------------------------------         ---------
Total liabilities and stockholders' equity                  $      --      $      --     $  60,000         $  60,000
                                                            ======================================         =========

                                                                               September 30, 2003
                                                           ---------------------------------------------------------
                                                                   Historical
                                                           -------------------------
                                                              First          Mogel
                                                           Deltavision,    Management    Pro Forma         Pro Forma
                                                               Inc.       Group, Inc.   Adjustments        Combined
                                                           ---------------------------------------         ---------
                       ASSETS

Current assets
      Cash and cash equivalents                             $      --      $      --     $      --         $      --
                                                            --------------------------------------         ---------
          Total current assets                                     --             --            --                --
Due from affilate                                                  --             --            --                --
Deposit                                                            --             --            --                --
Goodwill                                                           --             --        46,040(a)         46,040
Net assets of Mogel Management Group, Inc.                         --             --        13,960(a)         13,960
                                                            --------------------------------------         ---------
      Total assets                                          $      --      $      --     $  60,000         $  60,000
                                                            ======================================         =========

        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
      Accounts payable                                      $     500      $      --     $      --         $     500
      Accounts payable - related party                         65,467             --            --            65,467
      Due to officers                                          40,868             --            --            40,868
      Notes payable to shareholders                                --             --        63,600(a)         63,600
                                                            --------------------------------------         ---------
          Total current liabilities                           106,835             --        63,600           170,435
Commitments and contingencies                                      --             --            --                --
Stockholders' equity:
      Common stock, $0.001 par value; 50,000,000 shares
          authorized; 1,342,000 shares issued and
          outstanding                                           1,342             --            --             1,342
      Additional paid in capital                              101,269             --            --           101,269
      Deficit accumulated during the development stage       (209,446)            --        (3,600)(b)      (213,046)
                                                            --------------------------------------         ---------
          Total stockholders' equity                         (106,835)            --        (3,600)         (110,435)

Total liabilities and stockholders' equity                  $      --      $      --     $  60,000         $  60,000
                                                            ======================================         =========

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                                        Three Months Ended September 30, 2003
                                             ----------------------------------------------------------------
                                                First            Mogel
                                             Deltavision,      Management      Pro Forma           Pro Forma
                                                 Inc.         Group, Inc.     Adjustments          Combined
                                             --------------------------------------------         -----------
Revenue                                      $        --      $        --     $        --         $        --
General and administrative expenses                3,838               --              --               3,838
                                             --------------------------------------------         -----------
Loss from operations                              (3,838)              --              --              (3,838)
Interest expense                                      --               --             900(b)              900
                                             --------------------------------------------         -----------
Loss from operations before income taxes          (3,838)              --            (900)             (4,738)
Provision for income taxes                            --               --              --                  --
                                             --------------------------------------------         -----------
Net loss                                     $    (3,838)     $        --     $      (900)        $    (4,738)
                                             ============================================         ===========
Basic and diluted net loss per share         $     (0.00)     $        --     $        --         $     (0.00)
Weighted average shares outstanding            1,342,000               --              --           1,342,000

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                                              Year Ended September 30, 2003
                                             ----------------------------------------------------------------
                                                First            Mogel
                                             Deltavision,      Management      Pro Forma           Pro Forma
                                                 Inc.         Group, Inc.     Adjustments          Combined
                                             --------------------------------------------         -----------
Revenue                                      $        --      $        --     $        --         $        --
General and administrative expenses               35,162               --              --              35,162
                                             --------------------------------------------         -----------
Loss from operations                             (35,162)              --              --             (35,162)
Interest expense                                      --               --           3,600(b)            3,600
                                             --------------------------------------------         -----------
Loss from operations before income taxes         (35,162)              --          (3,600)            (38,762)
Provision for income taxes                            --               --              --                  --
                                             --------------------------------------------         -----------
Net loss                                     $   (35,162)     $        --     $    (3,600)        $   (38,762)
                                             ============================================         ===========
Basic and diluted net loss per share         $     (0.03)     $        --     $        --         $     (0.03)
Weighted average shares outstanding            1,342,000               --              --           1,342,000

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

1. BASIS OF PRESENTATION

The following unaudited pro forma condensed combined financial statements give effect to the acquisition by First Deltavision, Inc. ("the Company") of Mogel Management Group, Inc. ("MMG, Inc.") This acquisition was completed on January 1, 2004.

The accompanying Unaudited Pro Forma Condensed Combined Statements of
Operations (the "Pro Forma Statements of Operations") for the year ended June 30, 2003 and the three months ended September 30, 2003 give effect to the acquisition of MMG, Inc., accounted for as a purchase business combination, as if it had occurred on July 1, 2002. The Pro Forma Statements of Operations are based on historical results of operations of the Company and MMG, Inc. for the year ended June 30, 2003 and the three months ended September 30, 2003. The Unaudited Pro Forma Condensed Combined Balance Sheet (the "Pro Forma Balance Sheet") gives effect to the acquisition as if it had occurred on July 1, 2002. MMG, Inc. was incorporated on October 2, 2003 and does not have historical results of operations for the year ended June 30, 2003 and the three months ended September 30, 2003. The Pro Forma Statements of Operations and Pro Forma Balance Sheet and accompanying notes (the "Pro Forma Financial Information") should be read in conjunction with, and are qualified by reference to, the historical financial statements of the Company and MMG, Inc. and the related notes thereto.

The Pro Forma Financial Information is intended for informational purposes only and is not necessarily indicative of the future financial position or future results of operations of the Company after the acquisition of MMG, Inc., or of the financial position or results of operations of the Company that would have actually occurred had the acquisition of MMG, Inc. been effected on July 1, 2002.


2. PRO FORMA ASSUMPTIONS

The acquisition has been accounted for under the purchase method of accounting. The following represents the preliminary allocation of the purchase price over the historical net book values of the acquired assets and assumed liabilities of MMG, Inc. at December 31, 2003, and is included for illustrative pro forma purposes only. Assuming the transaction had occurred on December 31, 2003, the allocation would have been as follows:

Value of promissory notes issued by the Company          $60,000
                                                         -------

Preliminary allocation of purchase price to:
                       Cash                               $8,534
                       Deposit                             7,794
                       Due from affiliate                  7,632
                       Accounts payable                  (10,000)
                       Goodwill                           46,040
                                                         -------
                                                         $60,000
                                                         -------

The purchase price of MMG, Inc. of $60,000 consists of three promissory issued to the shareholders of MMG, Inc. The promissory notes bear interest at 6% per annum and are due on December 31, 2004. MMG, Inc. previously had agreed to issue a warrant to purchase up to shares of MMG, Inc.'s common stock pursuant to a certain consulting agreement. MMG, Inc. has cancelled this certain consulting agreement and has cancelled the issuance of this warrant. The unaudited condensed pro foma financial information assume that this warrant was cancelled and not issued.


3. PRO FORMA ADJUSTMENTS

The pro forma financial information reflects the following adjustments:

   (a) To record the preliminary allocation of the purchase price to goodwill and the net assets of MMG, Inc. as of December 31, 2003.

   (b) To record interest expense on the promissory notes issued by the Company.


4. EARNINGS PER SHARE

Basic and diluted loss per share for each period are calculated by dividing pro forma net loss by the weighted average outstanding shares used to calculate loss per share in the historical period.